UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2013

PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Cambridge Plaza Drive
Winston-Salem, NC  27104
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  336-331-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Matthew T. Sheehan Promotion and Employment Agreement

On June 10, 2013, Matthew T. Sheehan, the current Chief Operating Officer of Primo Water Corporation (the “Company”), was promoted to President and Chief Operating Officer.  Billy D. Prim will continue to serve as the Company’s Chief Executive Officer.

In connection with Mr. Sheehan’s promotion to President, the Company entered into an employment agreement with Mr. Sheehan (the “Employment Agreement”) on June 10, 2013. The Employment Agreement has an initial term expiring on June 10, 2016 with automatic one-year renewals and provides for an annual base salary of $300,000.  Mr. Sheehan will have a target bonus level under the Company’s Annual Incentive Plan of 75% of his base salary.  The Employment Agreement also provides Mr. Sheehan the right to participate in the Company’s Value Creation Plan and the right to receive at least 25% of the bonus pool awarded to all participants under the Value Creation Plan in any fiscal year.  A copy of the Value Creation Plan is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.  The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 provides a detailed description of the Company’s Value Creation Plan.  Such description of the Value Creation Plan does not purport to be complete, however, and is qualified in its entirety by reference to the full text of the Value Creation Plan.

The Employment Agreement provides that if Mr. Sheehan is terminated without Cause or resigns for Good Reason (as such terms are defined in the Employment Agreement), Mr. Sheehan will receive (i) base salary through the termination date, (ii) any applicable prorated annual bonus, based on actual performance for the year of termination as determined by the Company’s Board in its discretion, (iii) any accrued but unpaid annual bonus for the fiscal year immediately preceding the year of termination, and (iv) any accrued vacation and any other amounts Mr. Sheehan is entitled to under the Company’s employee benefit plans.  If Mr. Sheehan is terminated without Cause or resigns for Good Reason or his employment is otherwise terminated due to death, disability, or retirement from the Company in good standing, he will remain eligible for an award under the Value Creation Plan for the fiscal year in which such termination occurs and may receive a full current-year award based on the Company’s progress towards the applicable Value Creation Plan target at the time of such termination.

If the Company does not renew Mr. Sheehan’s Employment Agreement at the end of the initial term or any renewal term or Mr. Sheehan is terminated without Cause or resigns for Good Reason, Mr. Sheehan will receive an amount equal to the sum of (A) one year’s base salary plus (B) the average annual bonus (including amounts paid under the Value Creation Plan) earned by Mr. Sheehan for the most recent two fiscal years ending prior to the termination date.  Additionally, if the Company does not renew Mr. Sheehan’s Employment Agreement at the end of the initial term or any renewal term or Mr. Sheehan is terminated without Cause or resigns for Good Reason, Mr. Sheehan will receive continuation of health benefits or payment of COBRA health insurance premiums for up to 12 months following termination and any equity compensation awards granted by the Company (a) that were otherwise scheduled to vest within six months after the termination date for all options that have a monthly or quarterly vesting schedule and (b) that were otherwise scheduled to vest at the next vesting date for all options that have an annual vesting schedule shall vest immediately.

The Employment Agreement provides that if Mr. Sheehan is terminated without Cause or resigns for Good Reason (as such terms are defined in the Employment Agreement) in connection with or within two years of a Change of Control (as such term is defined in the Employment Agreement), Mr. Sheehan will receive in addition to any amounts otherwise payable under the Employment Agreement in connection with the termination of employment an amount equal to one-half times the sum of (A) one year’s base salary plus (B) the average annual bonus (including amounts paid under the Value Creation Plan) earned by Mr. Sheehan for the most recent two fiscal years ending prior to the termination date.  In such case, Mr. Sheehan will also be entitled to an additional six months of health benefits continuation or payment of COBRA health insurance premiums and immediate vesting of all outstanding unvested equity awards.

In connection with the entry into of the Employment Agreement, Mr. Sheehan was granted a long term incentive equity award in the form of a stock option to purchase 50,000 shares of the Company’s common stock, which will vest in four equal annual installments.

A copy of the Employment Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2, and is hereby incorporated herein by reference. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement.  A detailed biography for Mr. Sheehan is included in the Company’s Proxy Statement for the 2013 Annual Stockholder Meeting and is incorporated herein by reference.  A copy of the Company’s press release issued June 11, 2013 announcing Mr. Sheehan’s promotion and certain other promotions and additions to the Company’s senior management team is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Amended and Restated Employment Agreements

On June 10, 2013, the Company entered into Amended and Restated Employment Agreements with Billy D. Prim, the Company’s Chief Executive Officer, and Mark Castaneda, the Company’s Chief Financial Officer.

These Amended and Restated Employment Agreements are substantially identical to Mr. Prim’s and Mr. Castaneda’s April 2010 employment agreements that are described in detail in the Company’s Proxy Statement for the 2013 Annual Stockholder Meeting except that a provision has been added to each of the agreements that provides the executives the right to participate in the Company’s Value Creation Plan.  Mr. Prim’s Amended and Restated Employment Agreement provides him the right to receive at least 30% of the bonus pool awarded to all participants under the Value Creation Plan in any fiscal year and Mr. Castaneda’s Amended and Restated Employment Agreement provides him the right to receive at least 20% of the bonus pool awarded to all participants under the Value Creation Plan in any fiscal year.  If either Mr. Prim or Mr. Castaneda is terminated without Cause or resigns for Good Reason (as such terms are defined in the Amended and Restated Employment Agreements) or his employment is otherwise terminated due to death, disability, or retirement from the Company in good standing, such executive will remain eligible for an award for the fiscal year in which such termination occurs and may receive a full current-year award based on the Company’s progress towards the applicable target at the time of such termination.

Copies of the Amended and Restated Employment Agreements with Mr. Prim and Mr. Castaneda are filed with this Current Report on Form 8-K as Exhibit 10.3 and Exhibit 10.4, respectively, and are hereby incorporated herein by reference. The foregoing description of the Amended and Restated Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Employment Agreements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

10.1	Primo Water Corporation Value Creation Plan (filed herewith)
10.2	Employment Agreement, dated June 10, 2013, by and between Primo Water Corporation and Matthew T. Sheehan (filed herewith)
10.3	Amended and Restated Employment Agreement, dated June 10, 2013, by and between Primo Water Corporation and Billy D. Prim (filed herewith)
10.4	Amended and Restated Employment Agreement, dated June 10, 2013, by and between Primo Water Corporation and Mark Castaneda (filed herewith)
99.1	Press release dated June 11, 2013 (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: June 14, 2013	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
June 10, 2013	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Primo Water Corporation Value Creation Plan (filed herewith)
10.2	Employment Agreement, dated June 10, 2013, by and between Primo Water Corporation and Matthew T. Sheehan (filed herewith)
10.3	Amended and Restated Employment Agreement, dated June 10, 2013, by and between Primo Water Corporation and Billy D. Prim (filed herewith)
10.4	Amended and Restated Employment Agreement, dated June 10, 2013, by and between Primo Water Corporation and Mark Castaneda (filed herewith)
99.1	Press release dated June 11, 2013 (filed herewith)